SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 19, 2006

ATLANTIC BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15061	59-3543956
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1315 South Third Street
Jacksonville Beach, Florida 32250
(address of principal executive offices)
Registrant’s telephone number: (904) 247-9494

ITEM 2.02. Results of Operation and Financial Condition

On January 19, 2006, Atlantic BancGroup, Inc. announced that in Duval, Baker, Clay, Nassau and St. Johns Counties, Florida, at December 31, 2005, it had: (i) deposits of $168,665,260; (ii) assets of $213,738,094; and (iii) loans and leases of $152,802,870. It further announced that its return on assets for 2005 was 0.82%.

Date: January 19, 2006

Atlantic BancGroup, Inc.
(Registrant)

By:	/s/ David L. Young
David L. Young
Executive Vice President and Chief Financial Officer